SHOWBOAT, INC.

                                 SUPPLEMENTAL
                          EXECUTIVE RETIREMENT PLAN

                          (Effective April 1, 1994)

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                                SHOWBOAT, INC.

                                 SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN

                               Table of Contents

                                                                      Page

                         PREAMBLE.......................................1

          SECTION 1.     DEFINITIONS....................................2

               1.1.      "Affiliated Company"...........................2
               1.2.      "Basic Retirement Plan"........................2
               1.3.      "Basic Retirement Plan Benefit.................2
               1.4.      "Company"......................................2
               1.5.      "Earnings".....................................2
               1.6.      "Final Average Earnings........................2
               1.7.      "Participant...................................2
               1.8.      "Plan".........................................2
               1.9.      "Primary Social Security Benefit...............2
               1.10.     "President"....................................3
               1.11.     "Retirement Committee".........................3
               1.12.     "Restoration Plan".............................3
               1.13.     "Restricted Stock Benefit......................3
               1.14.     "Retirement Date"..............................3
               1.15.     "Showboat".....................................3

          SECTION II.    ELIGIBILITY TO PARTICIPATE.....................4

          SECTION III.   ELIGIBILITY FOR AND AMOUNT OF BENEFITS.........5

               3.1.      Eligibility....................................5
               3.2.      Normal or Early Retirement Benefit.............5
               3.3.      Postponed Retirement Benefit...................5
               3.4.      Termination of Employment......................6

          SECTION IV.    FORM AND COMMENCEMENT OF BENEFITS..............7

               4.1.      Form of Benefits...............................7
               4.2.      Commencement of Benefits.......................7

          SECTION V.     AMENDMENT AND TERMINATION......................8

               5.1.      Amendment or Termination.......................8
               5.2.      Termination Benefit............................8
               5.3.      Corporate Successors...........................8

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          SECTION VI.    MISCELLANEOUS..................................9

               6.1.      Forfeiture of Benefits.........................9
               6.2.      No Effect on Employment Rights.................9
               6.3.      Funding........................................9
               6.4.      Spendthrift Provision..........................9
               6.5.      Administration.................................10
               6.6.      Disclosure.....................................10
               6.7.      State Law......................................10
               6.8.      Incapacity of Participant......................10
               6.9.      Unclaimed Benefit..............................10
               6.10.     Limitations on Liability.......................11
               6.11.     Headings and Captions..........................11

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                                       PREAMBLE


          Showboat, Inc. has adopted the Showboat Supplemental Executive Retirement Plan, effective April 1, 1994, for a select group of senior line and staff management personnel to ensure that the Company's overall executive compensation program will attract, retain, and motivate qualified senior management personnel.

                                1
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                                SECTION 1.  DEFINITIONS

          When used herein, the following words shall have the meanings below unless the context clearly indicates otherwise:

          1.1. "AFFILIATED COMPANY" means any trade or business entity, or a predecessor company of such entity, if any, which is a member of a controlled group of corporations of which the Company is also a member (as defined within the meaning of Internal Revenue Code Sections 414(b), 414(c), 414(m) and 414(o)).

          1.2. "BASIC RETIREMENT PLAN" means the Showboat 401(k) Retirement and Savings Plan as amended from time to time or any successor thereto.

          1.3. "BASIC RETIREMENT PLAN BENEFIT" means a Participant's annual retirement benefit payable as a straight life annuity based on the actuarial equivalent value of the Company match portion of the account which a Participant would have had as of the Retirement Date, if he had participated in the Basic Retirement Plan, January 1, 1994, and his first day of employment with the Company, and deferred the maximum percentage of his Earnings allowed under the 401(k) Plan in each Plan Year. The account is assumed to earn interest at the administrative interest rate indicated in Appendix A.

          1.4. "COMPANY" means Showboat, Inc., any successor thereto, and any Affiliated Company.

          1.5.      "EARNINGS" means the Participant's Base Pay plus Bonus.

          1.6.      "FINAL  AVERAGE   EARNINGS"  means  the  Final  Average
                    Earnings  of  the  Participant   for   his  last  three
                    consecutive years of employment.

          1.7. "PARTICIPANT" means any employee of the Company who meets the eligibility requirements of Section II and is designated and approved as set forth in Section II.

          1.8. "PLAN" means the Showboat, Inc. Supplemental Executive Retirement Plan.

          1.9. "PRIMARY SOCIAL Security Benefit" means the annual Primary Insurance Amount estimated by the Board to be payable to the Participant at age 65 under the federal Social Security Act, provided, however, that:

                    (a)  The   Primary   Social  Security  Benefit  for   a
                         Participant  who  dies,   retires,  or  terminates

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                         employment  before  age  65  will   be  calculated
                         assuming:

                         (i) the Participant will not receive any future wages that would be treated as wages for purposes of the federal Social Security Act; and

                        (ii) the Participant will elect to begin receiving his Social Security Benefit as of the earliest age then allowable under the Act or, if later, at the Retirement Date.

                    (b) The Primary Social Security Benefit, once calculated, will be frozen as of the date the Participant dies, retires, or terminates employment, whichever is applicable.

          1.10.     "PRESIDENT" means the President of Showboat.

          1.11.     "RETIREMENT COMMITTEE" means a committee with three (3)
                    members  appointed  by  the  Board   of   Directors  of
                    Showboat.

          1.12. "RESTORATION PLAN" means the Restoration Plan for Employee of the Company as amended from time to time or any successor thereto.

          1.13. "RESTRICTED STOCK BENEFIT" means the annual benefit payable as a straight life annuity actuarially equivalent to the value on his Retirement Date of any vested Restricted Stock Allocations made to the Participant under any stock plan benefitting executives and key employees of the Company.

          1.14.     "RETIREMENT   Date"   means   a   Participant's  Normal
                    Retirement Date, Early Retirement Date or Postponed Retirement Date as defined in Section III of the Plan.

          1.15. "SHOWBOAT" means Showboat, Inc. and any successor thereto.

          1.16. "SUPPLEMENTAL PLAN BENEFIT" means the annual benefit payable in accordance with the provisions of this Plan.

          1.17. "YEARS OF SERVICE" means the Participant's credited service as defined in the Basic Retirement Plan.

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                       SECTION II.  ELIGIBILITY TO PARTICIPATE

          A senior employee of the Company is eligible to become a Participant in the Plan; provided such employee (i) is designated as a Participant by the Retirement Committee in writing and such designation is approved in writing by the President; (ii) at the time of such designation and approval, the employee is eligible to participate in the Basic Retirement Plan; and (iii) enters into a noncompete agreement substantially in the form attached hereto as Exhibit A.

          Once an employee becomes a Participant, he shall remain a Participant until his termination of employment with the Company and thereafter until all benefits to which he or his beneficiary is entitled under the Plan have been paid.

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                 SECTION III.  ELIGIBILITY FOR AND AMOUNT OF BENEFITS

          3.1.      ELIGIBILITY.   Each  Participant is eligible to  retire
                    from the Company and receive a benefit under the Plan beginning on one of the following dates:

                    (a) "NORMAL RETIREMENT DATE" which is the first day of the month coincident with or next following the Participant's 65th birthday;

                    (b) "EARLY RETIREMENT DATE" which is the first day of any month coincident with or following the month n which the Participant completes 10 Years of Service and reaches age 55; and

                    (c) "POSTPONED RETIREMENT DATE" which is the first day of the month coincident with or next following the Participant's termination of employment with the Company after his Normal Retirement Age.

          3.2. NORMAL OR EARLY RETIREMENT BENEFIT. The Normal or Early Retirement Benefit of a Participant who attains his Normal Retirement Date or Early Retirement Date shall be an annual Supplement Plan Benefit, payable in the form of a single life annuity over the life of the Participant, equal to (a) less the sum of (b), (c),
                    (d), and (e) as follows:

                    (a) 3.33% of his Final Average Earnings multiplied by Years of Service up to 15 years;

                    (b)  100% of his Primary Social Security Benefit;

                    (c)  100% of his Basic Retirement Plan Benefit;

                    (d)  100% of his Restoration Plan Benefit;

                    (e)  100% of his Restricted Stock Benefit.

                    An Early Retirement Benefit payable prior to Normal Retirement Date will be further reduced 0.5% for each month that Early Retirement Date precedes Normal Retirement Date.

          3.3. POSTPONED RETIREMENT BENEFIT. The Postponed Retirement Benefit of a Participant shall be an annual Supplemental Plan Benefit calculated as set forth in paragraph 3.2 above and based on his Years of Service, and Final Average Earnings, as of his Postponed Retirement Age.

                                 5
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          3.4       TERMINATION   OF   EMPLOYMENT.    If   a  Participant's
                    employment with the Company is terminated and the Participant does not qualify for benefits under any of the preceding paragraphs of this Section III, neither the Participant nor any other person shall have a right to any benefit from the Plan with respect to such Participant.

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                    SECTION IV.  FORM AND COMMENCEMENT OF BENEFITS

          4.1. FORM OF BENEFITS. Supplemental Plan Benefits payable to a Participant pursuant to Section III will be payable in the form of a single life monthly benefit payable to the Participant under this Plan.

          4.2. COMMENCEMENT OF BENEFITS. A Supplemental Plan Benefit payable to a Participant pursuant to paragraph 3.2 or
                    3.3 will commence on the first day of the month coincident with or next following the later to occur of the date of termination of employment of the Participant with the Company and the date on which the Participant attains the age of 65 years; provided, however, a Supplemental Plan Benefit payable to a Participant pursuant to paragraph 3.2 who terminates his employment with the Company prior to attaining the age of 65 years, may, with the written approval of the President, commence on the first day of any month following the Participant's 55th birthday as shall be designated by the President. Payment of a Supplemental Plan Benefit to a Participant will terminate with the payment made on the first day of the month in which the Participant dies.

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                        SECTION V.  AMENDMENT AND TERMINATION

          5.1. AMENDMENT OR TERMINATION. The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan when, in the sole opinion of the Company, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board of Directors of Showboat and shall be effective as of the date of such resolution. No amendment or termination of the Plan shall directly or indirectly deprive any Participant of all or any portion of any Supplemental Plan Benefit payment of which has commenced prior to the effective date of the resolution amending or terminating the Plan.

          5.2. TERMINATION BENEFIT. In the case of a Plan termination, each actively employed Participant on the termination date shall become vested in his accrued Supplemental Plan Benefit as of the termination date. Such accrued Supplemental Plan Benefit shall be calculated as set forth in paragraph 3.2 above and based on the Participant's Years of Service, Final Average Earnings, and Basic Retirement Plan Benefit, as of the termination date. For purposes of determining a Participant's accrued Supplemental Plan Benefit pursuant to this paragraph, the Participant's Basic Retirement Plan Benefit shall be the benefit calculated as if he continued participation in the Basic Retirement Plan, and Restoration Plan until age 65. Payment of a Participant's accrued Supplemental Plan Benefit shall not be dependent on his continuation of employment with the Company following the Plan termination date, and such Benefit shall become payable at the date for commencement of payment of a
                    Supplemental Plan Benefit pursuant to the terms of paragraph 4.2 above.

          5.3.      CORPORATE   SUCCESSORS.    The   Plan   shall   not  be
                    automatically terminated by a transfer or sale of assets of the Company or by the merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger, or consolidation only if and to the extent that the transferee, purchaser, or successor entity agrees to continue the Plan. In the event the Plan is not continued by the transferee, purchaser, or successor entity, then the Plan shall terminate subject to the provisions of paragraphs 5.1 and 5.2.

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                              SECTION VI  MISCELLANEOUS

          6.1. FORFEITURE OF BENEFITS. Notwithstanding any other provision of the Plan, future payment of a Supplemental Plan Benefit hereunder to a Participant will, at the discretion of the President, be discontinued and forfeited, and the Company will have no further obligation hereunder to such Participant if any of the following circumstances occur:

                    (a) The Participant is discharged from employment with the Company for cause;

                    (b) The Participant performs acts of willful malfeasance or gross negligence in a matter of material importance to the Company, and such acts are discovered by the Company at any time prior to the date of death of the Participant. The
                         Retirement Committee shall have sole discretion with respect to the application of the provisions of this paragraph and such exercise of discretion shall be conclusive and binding on the Participant, and all other persons.

          6.2. NO EFFECT ON EMPLOYMENT RIGHTS. Nothing contained herein will confer on any Participant the right to be retained in the service of the Company nor limit the right of the Company to discharge or otherwise deal with Participants without regard to the existence of the Plan.

          6.3.      FUNDING.   The Plan at  all  times  shall  be  entirely
                    unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any benefits hereunder. No Participant or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

          6.4. SPENDTHRIFT PROVISION. No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge prior to actual receipt thereof by the payee, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge prior to such receipt shall be void; and the Company shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to any benefit under the Plan.

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          6.5.      ADMINISTRATION.   The  Retirement  Committee  shall  be
                    responsible    for   the    general    operation    and
                    administration of the Plan and for carrying out the provisions thereof. All provisions set forth in the
                    Basic    Retirement    Plan   with   respect   to   the
                    administrative powers and duties of the Retirement Committee, expenses of administration, and procedures for filing claims shall also be applicable with respect
                    to  the  Plan.   The  Retirement   Committee  shall  be
                    entitled   to   rely   conclusively   on  all   tables,
                    valuations,   certificates,   opinions,   and   reports
                    furnished   by  any  actuary,  accountant,  controller,
                    counsel, or other person employed or engaged by the Company with respect to the Plan.

          6.6. DISCLOSURE. Each Participant shall receive a copy of the Plan and the Retirement Committee will make available for inspection by any Participant a copy of the rules and regulations used by the Retirement Committee in administering the Plan.

          6.7. STATE LAW. The Plan is established under and will be construed according to the laws of the State of Nevada, to the extent that such laws are not preempted by the Employee Retirement Income Security Act and valid regulations published thereunder.

          6.8. INCAPACITY OF PARTICIPANT. In the event a Participant is declared incompetent and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Plan to which such Participant is entitled shall be paid to such conservator or other person legally charged with the care of his estate. Except as provided above in this paragraph, when the Retirement Committee in its sole discretion, determines that a Participant is unable to manage his financial affairs, the Retirement Committee may direct the Company to make distributions to any person for the benefit of such Participant.

          6.9. UNCLAIMED BENEFIT. Each Participant shall keep the Retirement Committee informed of his current address. The Retirement Committee shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Retirement Committee within three (3) years after the date on which any payment of the Participant's Supplemental Plan Benefit may be made, payment may be made as though the Participant had died at the end of

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                    the three-year period.  If, within one  additional year
                    after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Retirement Committee is unable to locate the Participant, then the Company shall have no further
                    obligation   to  pay  any  benefit  hereunder  to  such
                    Participant or any other person and such benefit shall be irrevocably forfeited.

          6.10. LIMITATIONS ON LIABILITY. Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company or as a member of the Retirement Committee shall be liable to any Participant, former Participant, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan.

          6.11. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          IN WITNESS WHEREOF, the Company hereby adopts the Showboat Supplemental Executive Retirement Plan as of the 1st day of April, 1994.


          SHOWBOAT, INC.



          By:_________________________________

          Title:______________________________


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